RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: DLA Piper LLP (US) 444 West Lake Street, Suite 900 Chicago, Illinois 60606 Attention: Alison M. Mitchell	LOAN NO. 40305

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.
Property Address:    The Santal
7624 Tecoma Circle
Austin, Texas 78735
MODIFICATION OF LOAN AGREEMENT, NOTE, MORTGAGE AND OTHER LOAN DOCUMENTS
THIS MODIFICATION OF LOAN AGREEMENT, NOTE, MORTGAGE AND OTHER LOAN DOCUMENTS (this "Agreement") is made as of the 20th day of September, 2021, by and among SANTAL, L.L.C., a Delaware limited liability company ("Borrower"), STRATUS PROPERTIES INC., a Delaware corporation ("Guarantor"), and ACRE COMMERCIAL MORTGAGE 2017-FL3 LTD. ("Lender"), successor in interest to ACRC Lender LLC, a Delaware limited liability company ("Original Lender").
RECITALS
A.Original Lender made a loan to Borrower (the "Loan") in the original stated principal amount of Seventy-Five Million and no/100 Dollars ($75,000,000.00) pursuant to the terms and conditions of a Loan and Security Agreement dated as of September 30, 2019 (the "Loan Agreement"). The Loan is evidenced by a Note dated September 30, 2019 (the "Note") executed by Borrower made payable to Original Lender in the original amount of the Loan.
B.The Loan is secured by (i) a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Mortgage") dated as of September 30, 2019, executed by Borrower for the benefit of Original Lender and recorded on October 1, 2019 with the Official Public Records of Travis County, Texas as Document No. 219151610, which Mortgage encumbers the real property legally described on attached Exhibit A (the "Property"); (ii) a Guaranty dated as of September 30, 2019 executed by Guarantor in favor of Original Lender (the "Guaranty"); (iii) an Environmental Indemnity Agreement dated as of September 30, 2019 executed by Borrower and Guarantor in favor of Original Lender ("Environmental Indemnity"); and (iv) certain other loan documents (the Note, Mortgage, Guaranty, Environmental Indemnity, Loan Agreement and the other documents evidencing securing and guarantying the Loan, in their original form and as amended from time to time, are sometimes collectively referred to herein as the "Loan Documents").
C.Original Lender assigned its interest in the Loan Documents to Lender.
D.Certain of the Loan Documents were amended by Modification Of Loan Agreement, Note, Mortgage And Other Loan Documents dated April 1, 2021 by and among Borrower, Guarantor and Lender.
E.Borrower has requested that Lender agree to certain additional modifications to the Loan Documents to permit prepayment between the date of this Agreement and December 31, 2021 (the “Negotiated Open Period”) as further specified hereinbelow, and Lender has agreed to such modifications, subject to the terms of this Agreement.
NOW, THEREFORE, in consideration of the Recitals set forth above, the agreements by Lender to modify the Loan Documents, as provided herein, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor and Lender hereby agree as follows:
1.Affirmation of Recitals. The recitals set forth above are true and correct and are incorporated herein by this reference.
2.Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement.
3.Prepayment During the Negotiated Open Period. The Loan Agreement is hereby amended to permit Borrower to voluntarily prepay the Loan in full (but not in part) prior to the expiration of the Negotiated Open Period in accordance with the following provisions:
At any time during the Negotiated Open Period, upon not less than thirty (30) days prior written notice to Lender, Borrower may prepay the Loan in whole but not in part on any Business Day, provided that upon any such prepayment of the Loan, Borrower shall also pay in full (i) all Accrued Interest; (ii) if such prepayment is received by Lender on a date other than on a Scheduled Payment Date, the Interest Shortfall; (iii) all other Indebtedness; and (iv)  the Negotiated Open Period Prepayment Fee (defined below). Without limiting the aforesaid, upon any payment of the Loan on any day that is not a Scheduled Payment Date (regardless of the source of such prepayment and whether voluntary, by acceleration or otherwise), Borrower shall pay Lender the Breakage Amount. For avoidance of doubt, (i) any prepayment under this provision will not require payment of the Closed Period Prepayment Fee, (ii) the Negotiated Open Period Prepayment Fee is not applicable for any prepayment of the Loan after the expiration of the Negotiated Open Period, (iii) if an Acceleration Event occurs during the Lockout Period, in addition to the Breakage Amount, the Closed Period Prepayment Fee shall be due pursuant to Section 2.4.2 of the Loan Agreement and (iv) Borrower shall have no right to prepay the Loan between January 1, 2022 and the Scheduled Payment Date in June, 2022.

"Negotiated Open Period Prepayment Fee" means: With respect to any voluntary prepayment of the Loan by Borrower made prior to the expiration of the Negotiated Open Period, (i) the amount of Interest which would have been required to be paid from the date of prepayment through the expiration of the Lockout Period on the amount of principal being prepaid (if such prepayment had not been made), at the Interest Rate in effect at the time of said prepayment, plus (ii) $187,500.
4.Representations and Warranties of Borrower. Borrower hereby represents, covenants and warrants to Lender as follows:
(a)The representations and warranties in the Loan Agreement, the Mortgage and the other Loan Documents are true and correct in all material respects as of the date hereof.
(b)There is currently no Event of Default under the Note, the Loan Agreement, the Mortgage or the other Loan Documents and Borrower does not have knowledge of any event or circumstance which with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Note, the Loan Agreement, the Mortgage or the other Loan Documents.
(c)The Loan Documents are in full force and effect and, following the execution and delivery of this Agreement, the Loan Documents continue to be the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, other debtor relief laws and general principles of equity.
(d)There has been no material adverse change in the financial condition of Borrower, Guarantor or any other party whose financial statement has been delivered to Lender in connection with the Loan from the date of the most recent financial statement received by Lender.
(e)As of the date hereof, Borrower has no claims, counterclaims, defenses or set-offs with respect to the Loan or the Loan Documents as modified herein.
(f)Borrower validly exists under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement by Borrower and the performance by Borrower of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.
5.Reaffirmation of Guarantor Documents. Guarantor hereby ratifies and affirms the Guaranty and the Environmental Indemnity (collectively, the "Guarantor Documents") and agrees that each of the Guarantor Documents is in full force and effect following the execution and delivery of this Agreement. To Guarantor's actual knowledge, the representations and warranties of Guarantor as contained in the Guarantor Documents are, as of the date hereof, true and correct and Guarantor does not have actual knowledge of any default thereunder. Each of the Guarantor Documents continues to be the valid and binding obligations of Guarantor, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, other debtor relief laws and principles of equity, and Guarantor has no claim or defense to the enforcement of the rights and remedies of Lender thereunder, except as specifically provided otherwise in the Guarantor Documents. The execution and delivery of this Agreement by Guarantor and the performance by Guarantor of its respective obligations under the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Guarantor. This Agreement has been duly executed and delivered on behalf of Guarantor.
6.Loan Fees and Expenses. As a condition precedent to Lender's agreement to enter into this Agreement, Borrower hereby agrees to pay, promptly upon request therefor Lender’s legal costs and expenses incurred in connection with this Agreement.
7.Release of Claims. Borrower, Guarantor and any other obligors, on behalf of themselves and their respective successors and assigns (collectively and individually, "Borrower Parties"), hereby fully, finally and completely RELEASE AND FOREVER DISCHARGE  Lender and its successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, servicers, attorneys, agents and properties, past, present and future, and their respective heirs, successors and assigns (collectively and individually, "Lender Parties"), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, and whether or not the economic effects of such alleged matters arise or are discovered in the future, which Borrower Parties have as of the date of this Agreement or may claim to have against Lender Parties arising out of or with respect to any and all transactions relating to the Loan or the Loan Documents occurring on or before the date of this Agreement, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender Parties occurring on or before the date of this Agreement.  The foregoing release is intended to be, and is, a full, complete and general release in favor of Lender Parties with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, or any other theory, cause of action, occurrence, matter or thing which might result in liability upon Lender Parties arising or occurring on or before the date of this Agreement.  Borrower Parties understand and agree that the foregoing general release is in consideration for the agreements of Lender contained herein and that they will receive no further consideration for such release.
8.Miscellaneous.
(a)An default hereunder shall be an "Event of Default" under Section 7.1(n) of the Loan Agreement.

(b)This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to its conflict of law principles.
(c)This Agreement shall not be construed more strictly against Lender than against Borrower or Guarantor merely by virtue of the fact that the same has been prepared by counsel for Lender, it being recognized that Borrower, Guarantor and Lender have contributed substantially to the preparation of this Agreement, and Borrower, Guarantor and Lender each acknowledge and waive any claim contesting the existence and adequacy of the consideration given by the other in entering into this Agreement. Each of the parties to this Agreement represent that it has been advised by its respective counsel of the legal and practical effect of this Agreement and recognizes that it is executing and delivering this Agreement, intending thereby to be legally bound by the terms and provisions thereof, of its own free will, without promises or threats or the exertion of duress upon it. The Borrower, Lender and Guarantor hereto state that they have read and understand this Agreement, that they intend to be legally bound by it and that they expressly warrant and represent that they are duly authorized and empowered to execute it.
(d)The execution of this Agreement by Lender shall not be deemed to constitute Lender a venturer or partner of or in any way associated with Borrower or Guarantor nor shall privity of contract be presumed to have been established with any third party.
(e)Borrower, Guarantor and Lender acknowledge that there are no other understandings, agreements or representations, either oral or written, express or implied, with respect to the Loan that are not embodied in the Loan Documents and this Agreement, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of Borrower, Guarantor and Lender with respect to the Loan; and that all such prior understandings, agreements and representations are hereby modified as set forth in this Agreement. Except as expressly modified hereby, the terms of the Loan Documents are and remain unmodified and in full force and effect.
(f)This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.
(g)Any references to the Note, the Mortgage, the Loan Agreement or the Loan Documents, contained in any of the Loan Documents shall be deemed to refer to the Note, the Mortgage, the Loan Agreement and the other Loan Documents as amended hereby. This Agreement shall be deemed a "Loan Document" and accordingly, the definition of the term "Loan Documents" appearing in the Loan Documents is hereby amended to include, in addition to the documents already covered thereby, this Agreement. The paragraph and section heading used herein are for convenience only and shall not limit the substantive provisions hereof. All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders. Any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.

(h)This Agreement may be executed in one or more counterparts, all of which, when taken together, shall constitute one original Agreement.
(i)Time is of the essence of each of Borrower's obligations under this Agreement.
(j)All of the Property shall remain in all respects subject to the lien, charge and encumbrance of the Mortgage and the other Loan Documents, and, nothing herein contained and nothing done pursuant hereto shall affect the lien, charge or encumbrance of the Mortgage or the priority thereof with respect to other liens, charges, encumbrances or conveyances, or release or affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Loan Documents.
(k)If one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.
9.No Novation. THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY BORROWER UNDER OR IN CONNECTION WITH THE NOTE, THE MORTGAGE, OR ANY OF THE OTHER LOAN DOCUMENTS. FURTHER, THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO AFFECT THE PRIORITY OF ANY OF LENDER'S LIENS IN ANY OF THE COLLATERAL SECURING THE NOTE IN ANY WAY, INCLUDING WITHOUT LIMITATION, THE LIENS, SECURITY INTERESTS AND ENCUMBRANCES CREATED BY THE MORTGAGE AND THE OTHER LOAN DOCUMENTS.

[signature page to follow]

[Signature Page to Modification of Loan Agreement, Note, Mortgage and Other Loan Documents]
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
BORROWER:
SANTAL, L.L.C., a Delaware limited liability company
By:    STRS L.L.C., a Delaware limited liability company, Manager
By:    Stratus Properties Inc., a Delaware corporation, Sole Member
By: /s/ Erin D. Pickens
Name: Erin D. Pickens
Its: Senior Vice President
GUARANTOR:
STRATUS PROPERTIES INC., a Delaware corporation
By: /s/ Erin D. Pickens
Name: Erin D. Pickens
Its: Senior Vice President

[Signature Page to Modification of Loan Agreement, Note, Mortgage and Other Loan Documents]
LENDER:
ACRE COMMERCIAL MORTGAGE 2017-FL3 LTD.
By:     Ares Commercial Real Estate Servicer LLC, as special servicer

By /s/ Elaine McKay
Name: Elaine McKay
Its: Director

LIST OF EXHIBITS
TO
Modification of Loan Agreement, Note, Mortgage and Other Loan Documents
By and Among Santal, L.L.C., as Borrower,
Stratus Properties Inc., as Guarantor, and
ACRE Commercial Mortgage 2017-FL3 Ltd., as Lender

The following list of exhibits is provided pursuant to Item 601(a)(5) of Regulation S-K. These exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of the exhibits to the Securities and Exchange Commission upon request.

Borrower’s Acknowledgement

Guarantor’s Acknowledgement

Lender’s Acknowledgement

Legal Description